UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2016

(Exact name of registrant as specified in its charter)

Delaware	001-35655	27-1454759
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4725 Piedmont Row Drive, Suite 110

Charlotte, North Carolina 28210

(Address of principal executive offices)(Zip Code)

(704) 554-5901

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

On October 26, 2016, CommunityOne Bancorp, a North Carolina corporation (“CommunityOne”), merged with and into Capital Bank Financial Corp., a Delaware corporation (the “Company”), with the Company continuing as the surviving entity (the “Merger”) pursuant to the terms and conditions of the Agreement and Plan of Merger, dated November 22, 2015 (the “Merger Agreement”), by and between CommunityOne and the Company.

Under the terms of the Merger Agreement and subject to the election and proration procedures set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”) each share of CommunityOne common stock issued and outstanding immediately prior to the completion of the Merger was converted into the right to receive either (i) $14.25 in cash (the “cash consideration”) or (ii) 0.43 shares of the Company’s Class A Common Stock (the “share consideration”).  Each share of the Company’s Class A Common Stock remained outstanding and was unaffected by the merger.

At the Effective Time, each option granted by CommunityOne to purchase shares of CommunityOne common stock fully vested and was converted into an option to purchase the Company’s Class A Common Stock on the same terms and conditions as were applicable prior to the Merger, subject to adjustment of the exercise price and the number of shares of the Company’s Class A common stock issuable upon exercise of such option based on the share consideration. At the Effective Time, each CommunityOne restricted stock award fully vested and was converted into the right to receive the share consideration in respect of each share of CommunityOne common stock underlying such restricted stock award.

As previously announced, the election deadline for holders of CommunityOne common stock to elect the form of consideration they wished to receive in the Merger, subject to the election and proration procedures set forth in the Merger Agreement, was 5 p.m., New York City time, on October 24, 2016.  Pursuant to the Merger Agreement, at the Effective Time, 85% of the shares of CommunityOne common stock outstanding immediately prior to the Effective Time were converted into the right to receive the stock consideration and 15% of the shares of CommunityOne common stock outstanding immediately prior to the Effective Time were converted into the right to receive the cash consideration.

This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference to Exhibit 2.1 to the Company’s 8-K filed on November 24, 2015.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As of the closing of the Merger, CommunityOne and its subsidiaries had outstanding the following series of trust indentures and related securities, which were directly assumed by the Company through the execution of amended supplemental indentures, effective as of the Effective Time:

•                  Junior Subordinated Notes due 2032 (the “2032 Debentures”), issued pursuant to the Junior Subordinated Indenture, dated December 20, 2002 (the “2032 Indenture”), between CommunityOne (as successor-in-interest to United Community Bancorp) and The Bank of New York Mellon Trust Company, National Association (as successor in interest to The Bank of New York, the “2032 Trustee”), the related trust preferred securities (the “2032 TRUPs”) and common securities (the “2032 Trust Common Securities”) issued by Catawba Valley Capital Trust II (the “2032 Trust”) pursuant to the Amended and Restated Trust Agreement for Catawba Valley Capital Trust II, dated December 20, 2002 (the “2032 Trust Agreement”), and the related Guarantee Agreement, dated December 20, 2002 (the “2032 Guarantee”);

•                  Junior Subordinated Debt Securities due 2035 (the “2035 Debentures”), issued pursuant to the Indenture, dated November 4, 2005 (the “2035 Indenture”), between CommunityOne (as successor-in-interest to FNB Corp.) and U.S. Bank, National Association (the “2035 Trustee”), the related trust preferred securities (the “2035

TRUPs”) and common securities (the “2035 Trust Common Securities”) issued by FNB United Statutory Trust I (the “2035 Trust”) pursuant to the Amended and Restated Declaration of Trust for FNB United Statutory Trust I, dated November 4, 2005 (the “2035 Declaration”), and the related Guarantee Agreement, dated November 4, 2005 (the “2035 Guarantee”);

•                  Floating Rate Junior Subordinated Notes due 2036 (the “2036 Debentures”), issued pursuant to the Junior Subordinated Indenture, dated April 27, 2006 (the “2036 Indenture”), between CommunityOne (as successor-in-interest to FNB Corp.) and Wilmington Trust Company (the “2036 Trustee”), the related trust preferred securities (the “2036 TRUPs”) and common securities (the “2036 Trust Common Securities”) issued by FNB United Statutory Trust II (the “2036 Trust”) pursuant to the Amended and Restated Trust Agreement for FNB United Statutory Trust II, dated April 27, 2006 (the “2036 Trust Agreement”), and the related Guarantee Agreement, dated April 27, 2006 (the “2036 Guarantee”);

The 2032 Debentures, the 2032 TRUPs and the 2032 Common Securities

The 2032 TRUPs mature on December 30, 2032, but have been redeemable at CommunityOne’s (and as of the Effective Time, the Company’s) option beginning on December 30, 2007.  The 2032 TRUPs have an outstanding principal balance of $5,000,000 as of December 31, 2015 and require quarterly distributions by the 2032 Trust to the holder of the 2032 TRUPs at a fixed rate of 6.85% per annum through December 30, 2007 and thereafter at a variable rate that resets quarterly at the three-month LIBOR rate plus 3.35%.  Distributions are cumulative and will accrue from the date of original issuance, but may be deferred by the Company from time to time for up to 20 consecutive quarterly periods.  CommunityOne had no deferred and unpaid distributions related to the 2032 TRUPs as of December 31, 2015.  The Company has irrevocably and unconditionally guaranteed the payment of all required distributions on the 2032 TRUPs.

The 2032 Debentures mature on December 30, 2032, but have been redeemable at CommunityOne’s (and as of the Effective Time, the Company’s) option, in whole or in part, beginning on December 30, 2007 in accordance with the provisions of the 2032 Indenture.  The 2032 Debentures have an outstanding principal balance of $5,155,000 as of December 31, 2015 and bore interest at a fixed rate of 6.85% per annum through December 30, 2007 and thereafter at a variable rate that resets quarterly at the three-month LIBOR rate plus 3.35%.  Interest is cumulative and will accrue from the date of original issuance but may be deferred by the Company from time to time for up to 20 consecutive quarterly periods.  CommunityOne had no deferred and unpaid distributions related to the 2032 Debentures as of December 31, 2015.

Either the 2032 Trustee or the holders of at least 25% of the aggregate principal amount of the 2032 Debentures outstanding have a right to accelerate payment of principal outstanding under the 2032 Debentures if any specified event of default occurs under the 2032 Indenture.

Under the 2032 Trust Agreement, any proceeds received by the 2032 Trust upon payment or redemption of the 2032 Debentures will be used by the 2032 Trust to redeem a pro-rata amount of the 2032 TRUPs and the 2032 Trust Common Securities.

The 2035 Debentures, the 2035 TRUPs and the 2035 Common Securities

The 2035 TRUPs mature on December 15, 2035, but have been redeemable at CommunityOne’s (and as of the Effective Time, the Company’s) option beginning on December 15, 2010.  The 2035 TRUPs have an outstanding principal balance of $20,000,000 as of December 31, 2015 and require quarterly distributions by the 2035 Trust to the holder of the 2035 TRUPs at a variable rate that resets quarterly at the three-month LIBOR rate plus 1.37%.  Distributions are cumulative and will accrue from the date of original issuance, but may be deferred by the Company from time to time for up to 20 consecutive quarterly periods.  CommunityOne had approximately $18,000 in deferred and unpaid distributions related to the 2035 TRUPs as of December 31, 2015.  The Company has irrevocably and unconditionally guaranteed the payment of all required distributions on the 2035 TRUPs.

The 2035 Debentures mature on December 15, 2035, but have been redeemable at CommunityOne’s (and as of the Effective Time, the Company’s) option, in whole or in part, beginning on December 15, 2010 in accordance with the provisions of the 2035 Indenture.  The 2035 Debentures have an outstanding principal balance of $20,619,000 as of December 31, 2015 and bear interest at a variable rate that resets quarterly at the three-month LIBOR rate plus 1.37%.  Interest is cumulative and will accrue from the date of original issuance but may be deferred by the Company from time to time for up to 20 consecutive quarterly periods.  CommunityOne had approximately $18,000 in deferred and unpaid distributions related to the 2035 Debentures as of December 31, 2015.

Either the 2035 Trustee or the holders of at least 25% of the aggregate principal amount of the 2035 Debentures outstanding have a right to accelerate payment of principal outstanding under the 2035 Debentures if any specified event of default occurs under the 2035 Indenture.

Under the 2035 Declaration, any proceeds received by the 2035 Trust upon payment or redemption of the 2035 Debentures will be used by the 2035 Trust to redeem a pro-rata amount of the 2035 Trust Common Securities.

The 2036 Debentures, the 2036 TRUPs and the 2036 Common Securities

The 2036 TRUPs mature on June 30, 2036, but have been redeemable at CommunityOne’s (and as of the Effective Time, the Company’s) option beginning on June 30, 2011.  The 2036 TRUPs have an outstanding principal balance of $30,000,000 as of December 31, 2015 and require quarterly distributions by the 2036 Trust to the holder of the 2036 TRUPs at a variable rate that resets quarterly at the three-month LIBOR rate plus 1.32%.  Distributions are cumulative and will accrue from the date of original issuance, but may be deferred by the Company from time to time for up to 20 consecutive quarterly periods.  CommunityOne had no deferred and unpaid distributions related to the 2036 TRUPs as of December 31, 2015.  The Company has irrevocably and unconditionally guaranteed the payment of all required distributions on the 2036 TRUPs.

The 2036 Debentures mature on June 30, 2036, but have been redeemable at CommunityOne’s (and as of the Effective Time, the Company’s) option, in whole or in part, beginning on June 30, 2011 in accordance with the provisions of the 2036 Indenture.  The 2036 Debentures have an outstanding principal balance of $30,928,000 as of December 31, 2015 and bear interest at a variable rate that resets quarterly at the three-month LIBOR rate plus 1.32%.  Interest is cumulative and will accrue from the date of original issuance but may be deferred by the Company from time to time for up to 20 consecutive quarterly periods.  CommunityOne had no deferred and unpaid distributions related to the 2036 Debentures as of December 31, 2015.

Either the 2036 Trustee or the holders of at least 25% of the aggregate principal amount of the 2036 Debentures outstanding have a right to accelerate payment of principal outstanding under the 2036 Debentures if any specified event of default occurs under the 2036 Indenture.

Under the 2036 Trust Agreement, any proceeds received by the 2036 Trust upon repayment or redemption of the 2036 Debentures will be used by the 2036 Trust to redeem a pro-rata amount of the 2036 Trust Common Securities.

The descriptions set forth above of each of the 2032 Debentures, the 2032 TRUPs, the 2032 Common Securities, the 2035 Debentures, the 2035 TRUPs, the 2035 Common Securities, the 2036 Debentures, the 2036 TRUPs, the 2036 Common Securities, and the obligations of the Company pursuant to each thereto are qualified in their entirety by reference to:

•                  the 2032 Indenture, the 2032 Declaration and the 2032 Guarantee, each filed as an exhibit to United Community Bancorp’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2003, filed with the Securities and Exchange Commission (“SEC”) on May 15, 2003, and incorporated herein by reference.

•                  the 2035 Indenture, the 2035 Declaration and the 2035 Guarantee, each filed as an exhibit to FNB Corp.’s Current Report on Form 8-K, filed with the SEC on November 8, 2005, and incorporated herein by reference; and

•                  the 2036 Indenture, the 2036 Declaration and the 2036 Guarantee, each filed as an exhibit to FNB Corp.’s Current Report on Form 8-K, filed with the SEC on April 28, 2006, and incorporated herein by reference.

The Company has directly assumed CommunityOne’s obligations with respect to such outstanding securities as described in this Item 2.03.

Item 3.03                                           Material Modifications to Rights of Security Holders.

The information set forth under Item 2.03 is incorporated herein by reference.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of October 26, 2016, the Company’s board of directors expanded the size of the board from eight to ten members and appointed Robert L. Reid and Scott Kauffman to the fill the resulting vacancies on the board, each effective immediately following the closing of the Merger.

Mr. Reid and Mr. Kauffman were appointed to the board pursuant to the Merger Agreement, in which the Company agreed to add Mr. Reid and Mr. Kaufman as directors in connection with the closing of the Merger.

Mr. Reid will serve on the Risk Committee of the board and Mr. Kauffman will serve on the Audit Committee of the board.  Each of Mr. Reid and Mr. Kauffman will enter into indemnification agreements with the Company that are substantially similar to the indemnification agreements in place for the current directors.

Item 8.01                                           Other Events.

On October 26, 2016, the Company issued a press release announcing the completion of the Merger and preliminary merger consideration election results by holders of CommunityOne common stock, a copy of which is attached hereto as Exhibit 99.1. These preliminary merger consideration election results supersede the preliminary election results disclosed on the Company’s Current Report on Form 8-K filed on October 25, 2016.

Item 9.01                                           Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The CommunityOne audited consolidated financial statements as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015, as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm are attached as Exhibit 99.2 to this Form 8-K and incorporated by reference herein

The CommunityOne unaudited consolidated financial statements for the quarterly periods ended March 31, 2016 and June 30, 2016 are attached as Exhibits 99.3 and 99.4, respectively, to this Form 8-K and incorporated by reference herein.

(b) Pro Forma Financial Information

The pro forma financial information required by this Item 9.01(b) will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K must be filed.

(d) Exhibits

Exhibit No.	Description

2.1

Agreement and Plan of Merger by and between Capital Bank Financial Corp. and CommunityOne Bancorp, dated November 22, 2015 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Capital Bank Financial Corp. (File No. 001-35655), filed with the SEC on November 24, 2015).

23.1	Consent of Dixon Hughes Goodman LLP.

99.1	Press Release, dated October 26, 2016.

99.2

CommunityOne Bancorp Audited Consolidated Financial Statements as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015, as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm.

99.3	CommunityOne Bancorp Unaudited Consolidated Financial Statements for the Quarterly Period Ended March 31, 2016.

99.4	CommunityOne Bancorp Unaudited Consolidated Financial Statements for the Quarterly Period Ended June 30, 2016.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANK FINANCIAL CORP.

Date: October 26, 2016	By:	/s/ Christopher G. Marshall
		Name:	Christopher G. Marshall
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1

Agreement and Plan of Merger by and between Capital Bank Financial Corp. and CommunityOne Bancorp, dated November 22, 2015 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Capital Bank Financial Corp. (File No. 001-35655), filed with the SEC on November 24, 2015).

23.1	Consent of Dixon Hughes Goodman LLP.

99.1	Press Release, dated October 26, 2016.

99.2

CommunityOne Bancorp Audited Consolidated Financial Statements as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015, as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm.

99.3	CommunityOne Bancorp Unaudited Consolidated Financial Statements for the Quarterly Period Ended March 31, 2016.

99.4	CommunityOne Bancorp Unaudited Consolidated Financial Statements for the Quarterly Period Ended June 30, 2016.